This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.

Scudder
Managed
Municipal
Bonds

Annual Report
December 31, 1995

o  Offers opportunity for tax-free income
   by investing primarily in high-grade, long-term municipal securities.

o A pure no-load(TM) fund with no commissions to buy, sell, or exchange shares.

SCUDDER MANAGED MUNICIPAL BONDS

   CONTENTS

   2 In Brief

   3 Letter from the Fund's President

   4 Performance Update

   5 Portfolio Summary

   6 Portfolio Management Discussion

  10 Investment Portfolio

  20 Financial Statements

  23 Financial Highlights

  24 Notes to Financial Statements

  28 Report of Independent Accountants

  29 Tax Information

  29 Officers and Trustees

  30 Investment Products and Services

  31 How to Contact Scudder


     IN BRIEF

o Scudder Managed Municipal Bonds posted a strong total return of 17.12% for the 12-month period ended December 31, 1995, as the municipal bond market made a dramatic recovery after disappointing investors in 1994.

o The Fund's 30-day net annualized SEC yield was 4.71% on December 31, 1995. For investors in the top federal tax brackets of 36% and 39.6%, the Fund's yield was equivalent to a 7.36% and 7.80% taxable yield, respectively.

BAR CHART TITLE:  The Fund's 30-Day Net Annualized SEC Yield and
                            Taxable Equivalent Yields
                             as of December 31, 1995

CHART DATA:
                                Taxable-Equivalent      Taxable-Equivalent
       The Fund's 30-Day Net     Yield at 36% Tax       Yield at 39.6% Tax
        Annualized SEC Yield          Bracket                Bracket
        --------------------          -------                -------

               4.71%                   7.36%                  7.80%

o The Fund continues to outpace the average performance of similar funds over one-, two-, three-, four-, five-, and ten-year periods, according to Lipper Analytical Services. Please see page 6 for additional Lipper performance information.

LETTER FROM THE FUND'S PRESIDENT

Dear Shareholders,

         Scudder Managed Municipal Bonds' objective is to provide a high level of tax-free income by investing in high-grade, long-term municipal issues. The Fund's managers work to sort through the municipal marketplace to find attractively valued individual bonds or classes of bonds. They seek to achieve better total returns than might an unmanaged portfolio of similar bonds.

         Your Fund performed well in 1995, as you'll see in the Portfolio Management Discussion beginning on page 6. How did the municipal market overall perform last year? Very well, considering the continued low level of demand from individual investors for tax-free bonds. While individual investors focused primarily on the stock market, insurance companies and other institutional buyers purchased short- and intermediate-term municipals. Tax-free bonds made gains in 1995, but still represent appreciable value versus U.S. Treasuries. Consider the relative yields of AAA municipal bonds versus Treasuries of the same maturity as of the close of 1995: 10-year municipals yielded 4.65%, while 10-year Treasuries yielded 3.88% if taxed at the 31% rate and only 3.39% at the 39.6% level. We believe that demand for municipals will rise as investors continue to recognize this disparity. We also continue to believe that when budget and taxation matters are resolved in Washington, municipal bonds will remain attractive to investors in higher tax brackets.

         If you have any questions concerning your Scudder Managed Municipal Bonds investment, please call a Scudder Investor Relations representative at 1-800-225-2470. Thank you for investing with Scudder.

                               Sincerely,

                               /s/David S. Lee
                               David S. Lee
                               President,
                               Scudder Managed Municipal Bonds

SCUDDER MANAGED MUNICIPAL BONDS
PERFORMANCE UPDATE as of December 31, 1995
-----------------------------------------------------------------
GROWTH OF A $10,000 INVESTMENT
-----------------------------------------------------------------
SCUDDER MANAGED MUNICIPAL BONDS
----------------------------------------
                     Total Return
Period    Growth    --------------
Ended       of                Average
12/31/95  $10,000  Cumulative  Annual
--------  -------  ----------  ------
1 Year    $11,712    17.12%    17.12%
5 Year    $15,251    52.51%     8.81%
10 Year   $23,831   138.31%     9.07%

LEHMAN BROTHERS MUNICIPAL BOND INDEX
--------------------------------------
                     Total Return
Period    Growth    --------------
Ended       of                Average
12/31/95  $10,000  Cumulative  Annual
--------  -------  ----------  ------
1 Year    $11,746     17.46%   17.46%
5 Year    $15,262     52.62%    8.82%
10 Year   $24,202    142.02%    9.24%


A chart in the form of a line graph appears here, illustrating the Growth of a $10,000 Investment.
The data points from the graph are as follows:

YEARLY PERIODS ENDED DECEMBER 31

Scudder Managed Municipal Bonds
Year            Amount
----------------------
85             $10,000
86             $11,684
87             $11,723
88             $13,162
89             $14,635
90             $15,626
91             $17,536
92             $19,112
93             $21,657
94             $20,348
95             $23,831

Lehman Brothers Municipal Bond Index
Year            Amount
----------------------
85             $10,000
86             $11,931
87             $12,111
88             $13,342
89             $14,781
90             $15,858
91             $17,784
92             $19,352
93             $21,729
94             $20,606
95             $24,202

Lehman Brothers Municipal Bond Index is an unmanaged market value weighted measure of municipal bonds issued across the United States. Index issues have a credit rating of at least Baa and a maturity of at least two years. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses.




-----------------------------------------------------------------
RETURNS AND PER SHARE INFORMATION
-----------------------------------------------------------------

A chart in the form of a bar graph appears here, illustrating the Fund Total Return (%) and Index Total
Return (%) with the exact data points listed in the table below.


YEARLY PERIODS ENDED DECEMBER 31


                       1986    1987    1988    1989    1990    1991    1992    1993    1994    1995
                     --------------------------------------------------------------------------------
NET ASSET VALUE...   $ 8.93  $ 8.24  $ 8.60  $ 8.54  $ 8.45  $ 8.80  $ 8.72  $ 9.09  $ 8.07  $ 8.94
INCOME DIVIDENDS..   $  .61  $  .61  $  .60  $  .59  $  .55  $  .53  $  .51  $  .47  $  .46  $  .48
CAPITAL GAINS
DISTRIBUTIONS.....   $  .24  $  .11  $  .02  $  .39  $  .09  $  .12  $  .33  $  .29  $  .02  $   --
FUND TOTAL
RETURN (%)........    16.84    0.34   12.27   11.19    6.77   12.23    8.98   13.32   -6.04   17.12
INDEX TOTAL
RETURN (%)........    19.31    1.51   10.16   10.79    7.29   12.14    8.82   12.28   -5.17   17.46

Performance is historical and assumes reinvestment of all dividends and capital gains and is not indicative of future results.
Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased.

PORTFOLIO SUMMARY as of December 31, 1995
---------------------------------------------------------------------------
DIVERSIFICATION
---------------------------------------------------------------------------
Electric Utility
Revenue                  27%
Core Cities/Lease        12%              As of the close of 1995, the
Hospital/Health           8%              Fund held securities issued
Other General                             in 31 states plus the
Obligation/Lease          7%              District of Columbia.
Higher Education          6%
Housing Finance
Authority                 6%
State General Obligation  6%
Water/Sewer Revenue       6%
Pollution Control/
Industrial Development    5%
Miscellaneous Municipal  17%
                        ----
                        100%
                        ====

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

---------------------------------------------------------------------------
QUALITY
---------------------------------------------------------------------------
Short-Term Notes          2%
AAA                      51%              Portfolio quality remains
AA                       18%              high, with 71% of the Fund's
A                        19%              assets rated AAA, AA, or the
BBB                       9%              equivalent.
Not Rated                 1%
                        ----
                        100%
                        ====
Weighed averaged quality: AA

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.


--------------------------------------------------------------------------
EFFECTIVE MATURITY
--------------------------------------------------------------------------
Less than 1 year         4%               During the past 12-month
1 - 5 years             10%               period, we kept the Fund's
5 - 10 years            31%               average effective maturity
10 - 20 years           47%               on par with that of our
Greater than 20 years    8%               benchmark index.
                       ----
                       100%
                       ====
Weighted average effective maturity: 11 years

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

-----------------------------------------------------------------------
For more complete details about the Fund's Investment Portfolio, see page 10.

SCUDDER MANAGED MUNICIPAL BONDS
PORTFOLIO MANAGEMENT DISCUSSION


Dear Shareholders,

         Municipal bonds--especially bonds with intermediate- to longer-term maturities--performed extremely well in 1995 as inflation fears eased and interest rates declined. Scudder Managed Municipal Bonds fully participated in the market's price recovery, posting a total return of 17.12% for the 12-month period ended December 31, and exceeding the 16.84% average return for similar funds compiled by Lipper Analytical Services, Inc. The Fund's net asset value rose 10.78% from $8.07 per share on December 31, 1994, to $8.94 on December 31, 1995. The Fund's total return also included reinvestment of income distributions to shareholders totaling $0.48 per share. Scudder Managed Municipal Bonds provided a 30-day net annualized SEC yield of 4.71% as of December 31, 1995, equivalent to a 7.36% taxable yield for investors in the 36% federal income tax bracket.

         The Fund's solid 1995 performance versus the competition matches its longer-term record; Scudder Managed Municipal Bonds has consistently outperformed the Lipper average of similar municipal bond funds over longer periods, as shown in the chart below. Please turn to the Performance Update on page 4 for more information on the Fund's long-term progress, including comparisons with the unmanaged Lehman Brothers Municipal Bond Index.

                  Scudder Managed Municipal Bonds' Total Return
                       Versus the Average of Similar Funds
          (Average annual returns for periods ended December 31, 1995)

                    Scudder
                    Managed
                   Municipal                                 Number of
   Period            Bonds           Lipper Average        Funds Tracked
   ------            -----           --------------        -------------
   1 year            17.12%              16.84%                 225
   2 years            4.90                4.52                  175
   3 years            7.63                7.18                  121
   4 years            7.97                7.58                  107
   5 years            8.81                8.47                   98
   10 years           9.07                8.60                   56

      Performance statistics compiled by Lipper Analytical Services, Inc.

                            A Solid Comeback in 1995

         Following one of the worst years in history for fixed-income securities, municipal money managers and other institutional investors put cash to work beginning in the first quarter of 1995 as interest rates began to turn down, buying bonds they felt were significantly oversold. The rally in municipal bonds continued during most of the rest of year, posting gains in every month except July. Discount bonds and noncallable bonds performed best, favored by investors because of their greater upside potential versus bonds of equivalent maturity.

BAR CHART TITLE:                  Supply of New
                                Municipal Issues:
                                  (in billions)

CHART DATA:
                              1994     1995    1996
                              ----     ----    ----
                              $163     $156    $150*

                              *Estimated

         As encouraging as the performance of tax-free bonds was, returns did not match those of U.S. Treasuries. For example, while yields of long-term Treasury bonds declined almost two percentage points and their prices rose 25.10% during 1995, yields of municipal bonds of similar maturity declined 1.4 percentage points, with prices rising only 10.45%. Demand for municipals was held back by several factors, including the outstanding performance of the stock market, continued reluctance to invest in bonds due to the negative impact of 1994's interest rate increases, and concerns over the Orange County, California, bankruptcy.

         While weak demand for municipals has been a hindrance, the continued limited supply of newly-issued bonds was a bright spot. New issue volume for 1995 was $156 billion, down 4.3% from the $163 billion of new issues sold in 1994. With refinancing activity diminished, we expect the supply of tax-exempt bonds to remain relatively low in the near term. In fact, we expect that in 1996, for the second year running, the net supply of municipal bonds outstanding will actually decline as the number of maturities and calls will amount to approximately $190 billion.

                                Portfolio Review

         Our strategy during the past calendar year was to keep the Fund's average effective maturity on par with that of our benchmark index. In actuality, this requires us to extend the Fund's maturity slightly from time to time, because bonds the Fund already holds gradually shorten as they approach their maturity dates. The Fund's average effective maturity was 11 years as of December 31, 1995. Our philosophy amid the current uncertainty over the course of the U.S. economy is to buy municipal bonds based on careful credit analysis and our estimation of a bond's relative value, rather than on the basis of interest rate forecasts. As such, we intend to maintain a neutral maturity stance and hope to add value through a careful structuring of the portfolio, seeking individual bonds which are undervalued.

         Our long-term investment strategy remains the same as in the past. In conjunction with our primary goals of maximizing the Fund's yield while maintaining as much price stability as possible, we continue to purchase high-grade, longer-term municipal bonds. On December 31, bonds with effective maturities between 10 and 20 years represented approximately 47% of the Fund's portfolio. Bonds in this maturity range continue to offer attractive value -- providing nearly as much yield as bonds with longer (30-year) maturities, but with less price volatility.

         Diversification remains an important investment strategy for Scudder Managed Municipal Bonds, allowing us to spread the portfolio's risk over a large number of geographic areas, bond sectors, and maturities. The Fund held securities issued in 31 states plus the District of Columbia as of the close of 1995. In addition, Fund assets were distributed among electric utility revenue bonds, lease rentals, hospital/healthcare bonds, general obligation bonds, and several other categories.

         Portfolio credit quality remains high, with approximately 71% of Fund assets rated AAA, AA, or the equivalent. Securities are rated by Standard & Poor's, Moody's Investor Service, Fitch Investors Service, or assigned an equivalent rating by Scudder. The Portfolio Summary on page 5 provides more information about the Fund's holdings, including quality, maturity, and sector representation.

         Lastly, purchasing bonds with call protection remains a fundamental part of our investment strategy. When long-term interest rates on municipal bonds are declining, as happened in 1995, we believe it is important to protect a significant portion of the Fund's bonds from being called in by their issuers before maturity. (Generally, a bond is called in by its issuer so that it can be refinanced at a lower prevailing rate.) Our call-protection strategy provides a more reliable income stream than would exist if the portfolio held significant amounts of bonds that could be called in before their stated maturities.

                                     Outlook

         Our view of the municipal bond market has not changed significantly from six months ago. We expect the present economic environment of slow growth and low inflation--which has been with us for some time--to continue in the near term, with the possibility of a brief economic slowdown occurring in the second half of 1996. We believe the municipal bond market and bonds in general would benefit from either environment, but we expect more modest declines in interest rates this year than last year. Though municipals staged a rally in the latter half of 1995, municipal bond yields remain at historical highs relative to Treasury bonds. Because of this relationship, large institutions that pay no taxes continue to purchase tax-free securities for their price appreciation potential. Our ongoing strategy as portfolio managers will reflect our commitment to seek relatively high tax-free income and competitive total returns for our shareholders.

Sincerely,

Your Portfolio Management Team

/s/Donald C. Carleton               /s/Philip G. Condon
Donald C. Carleton                  Philip G. Condon


                                 Scudder Managed
                                Municipal Bonds:
                          A Team Approach to Investing

   Scudder Managed Municipal Bonds is managed by a team of Scudder investment professionals who each play an important role in the Fund's management process. Team members work together to develop investment strategies and select securities for the Fund's portfolio. They are supported by Scudder's large staff of economists, research analysts, traders, and other investment specialists who work in our offices across the United States and abroad. We believe our team approach benefits Fund investors by bringing together many disciplines and leveraging Scudder's extensive resources.

   Lead Portfolio Manager Donald C. Carleton has had responsibility for Scudder Managed Municipal Bonds' day-to-day operations since 1986 and joined Scudder in 1983. Don, who has more than 25 years of experience in the investment industry, also serves as Lead Portfolio Manager for Scudder Medium Term Tax Free Fund and other Scudder funds. Philip G. Condon, Portfolio Manager, became a member of the team in 1988 and has worked at Scudder since 1983. Phil, who has more than 15 years of experience in municipal investing, also is Lead Portfolio Manager of Scudder High Yield Tax Free Fund and Scudder Massachusetts Tax Free Fund, as well as other Scudder tax free funds.

SCUDDER MANAGED MUNICIPAL BONDS
INVESTMENT PORTFOLIO  as of December 31, 1995
-------------------------------------------------------------------------------------------------------------------------

                                                                                                   Unaudited
                                                                                                   ---------
                                                                                       Principal     Credit      Market
                                                                                       Amount ($)   Rating (c)  Value ($)
-------------------------------------------------------------------------------------------------------------------------

                        -------------------------------------------------------------------------------------------------
1.5%                    SHORT-TERM MUNICIPAL INVESTMENTS
                        -------------------------------------------------------------------------------------------------

CALIFORNIA              California Community College Finance Authority,
                         Pooled Tax and Revenue Anticipation Notes,
                         Series B, 5%, 8/30/96 ..................................       1,000,000     SP1+      1,008,700

FLORIDA                 Halifax Hospital Medical Center, FL, Hospital
                         Revenue, Auction Reset Security, Series A,
                         4.1%, 10/1/19 (d)* .....................................       6,000,000     AAA       6,000,000

KENTUCKY                Jefferson County, KY, Hospital Revenue, Variable
                         Auction Rate Security, 4%, 10/23/14 (d)* ...............       4,500,000     AAA       4,500,000
                                                                                                               ----------
                        TOTAL SHORT-TERM MUNICIPAL INVESTMENTS
                         (Cost $11,503,163) .....................................                              11,508,700
                                                                                                               ----------
                        -------------------------------------------------------------------------------------------------
98.5%                   LONG-TERM MUNICIPAL INVESTMENTS
                        -------------------------------------------------------------------------------------------------

ALASKA                  North Slope Borough, AK, General Obligation:
                         Capital Appreciation:
                          Series A, Zero Coupon, 6/30/06 (d) ....................       7,000,000     AAA       4,136,510
                          Series B, Zero Coupon, 6/30/04 (d) ....................      15,000,000     AAA       9,938,700
                          Series B, Zero Coupon, 6/30/05 (d) ....................      18,200,000     AAA      11,385,192
                          Series I, 6.6%, 6/30/96 (d) ...........................       1,000,000     AAA       1,014,610
                          Series B, Zero Coupon, 1/1/03 (d)                             8,000,000     AAA       5,761,040

ARIZONA                 Maricopa County, AZ, School District #28, Kyrene
                         Elementary School, Series B, Zero Coupon,
                         1/1/06 (d) .............................................       4,905,000     AAA       3,034,331
                        Maricopa County, AZ, Unified School District #69,
                         Paradise Valley, Zero Coupon, 7/1/02 (d) ...............       2,100,000     AAA       1,563,051

ARKANSAS                Arkansas Development Finance Authority, Single
                         Family Mortgage Revenue, Series B, 7.7%, 12/1/14 .......       2,555,000     A         2,681,266

CALIFORNIA              California General Obligation:
                         6.4%, 2/1/06 (d) .......................................       3,500,000     AAA       3,955,175
                         6.25%, 10/1/07 (d) .....................................       4,000,000     AAA       4,470,240
                         6.25%, 4/1/08 (d) ......................................       5,000,000     AAA       5,557,400
                         6.6%, 2/1/09 (d) .......................................      15,600,000     AAA      17,862,156
                        California Housing Finance Agency, Multi-Unit Rental
                         Housing Revenue, Series A, 7.7%, 8/1/10 ................       1,000,000     A         1,109,490
                        California State Public Works Board, Lease Revenue,
                         Department of Corrections, Del Norte/Imperial,
                         Series C, 4.875%, 12/1/06 (d) ..........................       6,250,000     AAA       6,264,438


   The accompanying notes are an integral part of the financial statements.

                                                                                                    INVESTMENT PORTFOLIO
-------------------------------------------------------------------------------------------------------------------------

                                                                                                   Unaudited
                                                                                                   ---------
                                                                                       Principal     Credit      Market
                                                                                       Amount ($)   Rating (c)  Value ($)
-------------------------------------------------------------------------------------------------------------------------

                        California Statewide Community Development
                         Authority, Certificate of Participation, Lutheran
                         Homes, 5.5%, 11/15/08 ..................................       2,250,000     A         2,353,568
                        Foothill Eastern Transportation Corridor Agency, CA,
                         Toll Road Revenue, Senior Lien, Series A,
                         Zero Coupon:
                          1/1/09 ................................................       5,000,000     BBB       2,980,600
                          1/1/11 ................................................       4,000,000     BBB       2,403,120
                          1/1/12 ................................................       4,000,000     BBB       2,399,240
                          1/1/14 ................................................       6,250,000     BBB       3,758,875
                          1/1/15 ................................................      11,000,000     BBB       3,396,360
                        Los Angeles County, CA, Public Works Financing
                         Authority, Capital Construction, 5%, 3/1/06 ............       5,850,000     AA        5,861,525
                        Los Angeles County, CA, Certificate of Participation,
                         Disney Parking Project, Zero Coupon:
                          9/1/07 ................................................       4,030,000     A         1,947,135
                          9/1/09 ................................................       5,425,000     A         2,283,545
                        Roseville, CA, Unified High School District, General
                         Obligation, Series B, Zero Coupon:
                          8/1/10 (d) ............................................       1,830,000     AAA         842,294
                          8/1/12 (d) ............................................       2,015,000     AAA         827,158
                          8/1/15 (d) ............................................       1,000,000     AAA         345,800
                        San Joaquin, CA, Certificate of Participation, County
                         Public Facilities Project, 5.5%,
                         11/15/13 (d) ...........................................       3,895,000     AAA       4,052,786
                        San Jose, CA, Redevelopment Agency, Merged Area
                         Redevelopment Project, Tax Allocation Bonds, 6%,
                         8/1/08 (d) .............................................       1,500,000     AAA       1,641,750

COLORADO                Colorado Housing Finance Authority Revenue:
                         Series A, 8.1%, 10/1/05 ................................       2,030,000     AA        2,372,441
                         Series A, 8.15%, 10/1/06 ...............................       2,145,000     AA        2,506,197
                         Series A, 8.25%, 10/1/10 (b) ...........................       1,940,000     AA        2,241,631
                         Series A, 8.25%, 10/1/11 ...............................       1,680,000     AA        1,930,975
                         Series A, 8.25%, 10/1/12 ...............................       1,945,000     AA        2,223,796
                         Multi-Family Mortgage:
                          Series A, 8.15%, 10/1/07 ..............................       2,320,000     AA        2,710,665
                          Series A, 8.2%, 10/1/08 ...............................       2,510,000     AA        2,924,125
                          Series A, 8.2%, 10/1/09 ...............................       2,725,000     AA        3,157,812

CONNECTICUT             Connecticut Development Authority, Airport Facilities,
                         Windsor Locks Hotel, Series A, 5.8%, 10/1/97 ...........       3,000,000     A         3,044,670

DISTRICT OF
COLUMBIA                District of Columbia, Certificate of Participation:
                         Series 1993, 6.875%, 1/1/03 ............................       2,500,000     B         2,543,650
                         7.3%, 1/1/13 ...........................................       1,000,000     B         1,044,880


   The accompanying notes are an integral part of the financial statements.

SCUDDER MANAGED MUNICIPAL BONDS
-------------------------------------------------------------------------------------------------------------------------

                                                                                                   Unaudited
                                                                                                   ---------
                                                                                       Principal     Credit      Market
                                                                                       Amount ($)   Rating (c)  Value ($)
-------------------------------------------------------------------------------------------------------------------------

                        District of Columbia, General Obligation:
                         Series A, 5.875%, 6/1/05 (d) ...........................       3,300,000     AAA       3,507,075
                         Series B, Zero Coupon, 6/1/03 (d) ......................       2,000,000     AAA       1,389,260
                         Series B3, 5.3%, 6/1/05 (d) ............................       1,350,000     AAA       1,377,027
                         Series B3, 5.5%, 6/1/07 (d) ............................       1,000,000     AAA       1,022,950
                         Series B3, 5.5%, 6/1/08 (d) ............................       3,225,000     AAA       3,274,181
                        District of Columbia, Georgetown University, Series A,
                         7.25%, 4/1/11 ..........................................       2,965,000     A         3,187,405

FLORIDA                 Florida Housing Finance Revenue, Home Ownership
                         Mortgage Revenue, GNMA Backed, "A", 8.595%,
                         11/1/17 ................................................         860,000     AAA         888,655

GEORGIA                 Burke County, GA, Development Authority, Pollution
                         Control Revenue, Ogelthorpe Power Corp., Vogtle
                         Project, 7.7%, 1/1/06 (d) ..............................      11,000,000     AAA      13,115,630
                        Monroe County, GA, Development Authority,
                         Pollution Control Revenue, Ogelthorpe Power
                         Corporation, Scherer Project, 6.7%, 1/1/09 .............       3,255,000     A         3,712,328
                        Municipal Electric Authority of Georgia:
                         Power Revenue, Series V, 6.5%, 1/1/12 (d) ..............       5,000,000     AAA       5,729,850
                         Special Obligation, 4th Crossover, Series X,
                          Project #1, 6.5%, 1/1/12 (d) ..........................       3,500,000     AAA       4,010,895

ILLINOIS                Central Lake County, IL, Joint Action Water Agency,
                         Refunding Revenue, Zero Coupon, 5/1/04 (d) .............       2,445,000     AAA       1,632,918
                        Chicago, IL, Motor Fuel Tax Revenue,
                         5.375%, 1/1/14 (d) .....................................       5,000,000     AAA       5,054,750
                        Chicago, IL, General Obligation, Emergency
                         Telephone System, 5.6%, 1/1/09 (d) .....................       7,200,000     AAA       7,546,176
                        Chicago, IL, General Obligation Lease,
                         Board of Education, Series A, 6.25%, 1/1/15 (d) ........       2,725,000     AAA       3,057,232
                        Chicago, IL, Public Building Commission, Building
                         Revenue:
                          Series A, 5.25%, 12/1/07 (d) ..........................       5,000,000     AAA       5,165,550
                          Series A, 5.25%, 12/1/08 (d) ..........................       2,655,000     AAA       2,722,596
                        Chicago, IL, Wastewater Transmission Revenue,
                         5.375%, 1/1/13 (d) .....................................       2,000,000     AAA       2,049,420
                        Du-Page, IL, Industrial Development Revenue,
                         Weyerhaeuser Company Project, Series 1983,
                         8.65%, 11/1/08 .........................................       3,600,000     NR        3,685,752
                        Illinois Development Finance Authority Refunding
                         Revenue, Commonwealth Edison Company, 5.85%,
                         1/15/14 ................................................       5,000,000     BBB       4,837,650
                        Illinois Educational Facilities Authority, Loyola
                         University, Zero Coupon, 7/1/05 (d) ....................       3,100,000     AAA       1,947,978

   The accompanying notes are an integral part of the financial statements.

                                                                                                    INVESTMENT PORTFOLIO
-------------------------------------------------------------------------------------------------------------------------

                                                                                                   Unaudited
                                                                                                   ---------
                                                                                       Principal     Credit      Market
                                                                                       Amount ($)   Rating (c)  Value ($)
-------------------------------------------------------------------------------------------------------------------------

                        Illinois Health Facilities Authority:
                         Delnor Community Hospital, 5.5%, 5/15/13 (d) ...........       1,500,000     AAA       1,513,020
                        Memorial Medical Center - Springfield,
                         5.25%, 10/1/09 (d) .....................................       1,725,000     AAA       1,728,209
                        Illinois State Sales Tax Revenue, Series P, 6.5%,
                         6/15/13 ................................................       2,100,000     AAA       2,405,466
                        Northern Illinois University, Board of Regents,
                         Series 1992, Zero Coupon:
                          4/1/05 (d) ............................................       1,865,000     AAA       1,181,533
                          4/1/06 (d) ............................................       1,865,000     AAA       1,111,036
                          4/1/07 (d) ............................................       1,865,000     AAA       1,044,214
                          10/1/05 (d) ...........................................       1,865,000     AAA       1,151,656
                          10/1/06 (d) ...........................................       1,865,000     AAA       1,081,625
                          10/1/07 (d) ...........................................       1,865,000     AAA       1,017,637
                        Northwest Suburban Municipal Joint Action Water
                         Agency, IL, ETM, 6.5%, 5/1/15** ........................       2,000,000     AAA       2,272,240
                        Oak Lawn, IL, Water and Sewer Revenue:
                         Series A, Zero Coupon, 10/1/03 (d) .....................       1,295,000     AAA         897,085
                         Series A, Zero Coupon, 10/1/04 (d) .....................       1,295,000     AAA         847,603
                         Series A, Zero Coupon, 10/1/05 (d) .....................       1,295,000     AAA         803,483
                         Series A, Zero Coupon, 10/1/06 (d) .....................       1,295,000     AAA         754,998
                        Rosemont, IL, Zero Coupon:
                         Tax Increment, 12/1/04 (d) .............................       6,000,000     AAA       3,895,560
                         Tax Increment-3, Series C, 12/1/05 (d) .................       7,060,000     AAA       4,343,171
                        State University Retirement System, IL, Special
                         Revenue, Zero Coupon, 10/1/05 (d) ......................       7,000,000     AAA       4,343,150
                        University of Chicago, IL, Hospital Refunding,
                         5.5%, 8/15/08 (d) ......................................       2,500,000     AAA       2,550,375
                        Will County, IL, School District #201#U, Crete Monee,
                         Zero Coupon, 12/15/06 (d) ..............................       3,725,000     AAA       2,148,021
                        Winnebago County, IL, School District #122:
                         6.55%, 6/1/09 (d) ......................................       1,675,000     AAA       1,921,225
                         6.55%, 6/1/10 (d) ......................................       1,825,000     AAA       2,100,301

INDIANA                 Indiana Health Facilities Finance Authority, Hospital
                         Revenue, Ancilla Systems Inc., Series A,
                         6%, 7/1/18 (d) .........................................       3,965,000     AAA       4,310,827
                        Indiana Transportation Finance Authority, Highway
                         Revenue:
                          Series A, 5.75%, 6/1/12 (d) ...........................       5,000,000     AAA       5,341,050
                          Series B, 6%, 1/1/12 (d) ..............................       1,750,000     AAA       1,922,918
                          Series B, 5.5%, 1/1/16 (d) ............................      24,860,000     AAA      25,592,873
                        Rockport, IN, Pollution Control Revenue, Series B,
                         Refunding Bonds, 7.6%, 3/1/16 ..........................       4,500,000     BBB       4,953,645

   The accompanying notes are an integral part of the financial statements.

SCUDDER MANAGED MUNICIPAL BONDS
-------------------------------------------------------------------------------------------------------------------------

                                                                                                   Unaudited
                                                                                                   ---------
                                                                                       Principal     Credit      Market
                                                                                       Amount ($)   Rating (c)  Value ($)
-------------------------------------------------------------------------------------------------------------------------

LOUISIANA               Bastrop, LA, Industrial Development Board Pollution
                         Control Revenue, International Paper Co. Project,
                         6.9%, 3/1/07 ...........................................      10,250,000     A        11,291,093
                        New Orleans, LA, General Obligation, Zero Coupon,
                         9/1/05 (d) .............................................       2,500,000     AAA       1,564,975

MAINE                   Maine Housing Authority, Mortgage Purchase
                         Revenue, 1987 Series A2, 7.65%, 11/15/15 ...............       1,670,000     AA        1,754,669

MARYLAND                Northeast Maryland Waste Disposal Authority,
                         Southwest Resource Recovery System Revenue:
                          6.9%, 1/1/00 (d) ......................................       1,595,000     AAA       1,742,426
                          7.2%, 1/1/06 (d) ......................................       3,440,000     AAA       3,969,726
                          7.2%, 1/1/07 (d) ......................................       3,390,000     AAA       3,888,296

MASSACHUSETTS           Massachusetts Bay Transportation Authority, General
                         Transportation System:
                          5.25%, 3/1/06 (d) .....................................       7,500,000     AAA       7,780,800
                          Series B, 6.2%, 3/1/16 ................................       2,500,000     A         2,786,450
                        Massachusetts College Building Authority Project:
                         Series A, 7.5%, 5/1/10 .................................       4,110,000     A         5,049,176
                         Series A, 7.5%, 5/1/14 .................................       3,750,000     A         4,725,150
                        Massachusetts General Obligation:
                         Prerefunded, 6.5%, 5/1/96 (d) (e) ......................       1,000,000     AAA       1,034,630
                         Series B, 5.3%, 11/1/06 (d) ............................       4,000,000     AAA       4,174,080
                        Massachusetts Water Resource Authority:
                         Series A, 6.5%, 7/15/09 ................................       2,625,000     A         2,989,508
                         Series A, 6.5%, 7/15/19 ................................      13,445,000     A        15,461,212
                         Series C, 6%, 12/1/11 ..................................      10,000,000     A        10,904,100
                        New England Education Loan Marketing Corporation,
                         Student Loan Revenue Refunding, Series F, 4.75%,
                         7/1/98 .................................................       5,000,000     A         5,052,900

MICHIGAN                Michigan State Hospital Finance Authority, Hospital
                         Revenue, Sinai Hospital, Series 1995, 6%, 1/1/08 .......       3,000,000     NR        2,947,230

MONTANA                 Montana Board Housing Revenue, Capital
                         Appreciation, Single-Family Revenue, Series A,
                         Zero Coupon, 6/1/10 ....................................      24,015,000     AA        4,820,531

NEVADA                  Nevada State Housing Division, Single Family
                         Mortgage Revenue:
                          Series A, Zero Coupon, 10/1/15 ........................      13,975,000     AA        1,514,750
                          Series R, 5.95%, 10/1/11 ..............................       8,750,000     AA        9,196,950

NEW YORK                Metropolitan Transportation Authority of New York,
                         Transit Facilities Revenue:
                          7%, 7/1/02 ............................................       1,595,000     BBB       1,780,180
                          Service Contract, Series O, 5.75%, 7/1/13 .............       6,775,000     BBB       6,925,473

   The accompanying notes are an integral part of the financial statements.

                                                                                                     INVESTMENT PORTFOLIO
-------------------------------------------------------------------------------------------------------------------------

                                                                                                   Unaudited
                                                                                                   ---------
                                                                                       Principal     Credit      Market
                                                                                       Amount ($)   Rating (c)  Value ($)
-------------------------------------------------------------------------------------------------------------------------

                        New York City, General Obligation:
                         Series A, 6.375%, 8/1/04 ...............................       5,000,000     A         5,268,000
                         Series B, 7.1%, 2/1/97 .................................       2,695,000     A         2,785,902
                         Series B, 6%, 8/15/04 ..................................       3,425,000     A         3,522,167
                         Series B, 6.1%, 8/15/05 ................................       3,655,000     A         3,767,355
                         Series D, 7%, 8/1/02 (d) ...............................       2,500,000     AAA       2,745,575
                         Series D, 7%, 8/1/02 (d) ...............................       3,000,000     A         3,242,670
                         Series D, 7%, 8/1/02 (d) ...............................         750,000     AAA         823,673
                         Series D, 5.5%, 2/15/04 ................................       6,990,000     A         6,953,372
                         Series E, 5.5%, 8/1/05 .................................       6,000,000     A         5,885,940
                         Series H, 7.2%, 8/1/01 (d) .............................       2,260,000     AAA       2,542,975
                         Series H, 5.8%, 8/1/04 .................................       5,000,000     A         5,073,950
                         Series H, 7%, 2/1/05 ...................................       4,000,000     A         4,402,120
                         Series 1996 G, 6.75%, 2/1/09 ...........................       5,000,000     BBB       5,421,550
                        New York State Dormitory Authority:
                         City University System, Consolidated Revenue:
                          Series A, 5.75%, 7/1/06 ...............................       4,000,000     BBB       4,095,000
                          Series A, 5.75%, 7/1/06 (d) ...........................       5,000,000     AAA       5,379,800
                          Series E, 5.75%, 7/1/06 ...............................       5,255,000     BBB       5,379,806
                          Series F, 5.375%, 7/1/07 ..............................       5,000,000     BBB       4,980,900
                        College and University Pooled Capital Program,
                         7.8%, 12/1/05 (d) ......................................       4,570,000     AAA       5,046,331
                        State University Educational Facility Revenue,
                         Series B, 5.25%, 5/15/10 (d) ...........................       5,000,000     AAA       5,060,200
                        New York State Medical Care Facilities, Financing
                         Agency Revenue, Mount Sinai Hospital, 5.95%,
                         8/15/09 ................................................       5,140,000     AAA       5,339,740
                        New York State Urban Development Corporation
                         Revenue Correctional Facilities, Series A:
                           5.45%, 1/1/07 ........................................       6,475,000     BBB       6,485,619
                           Series A, 5.3%, 1/1/05 ...............................       2,625,000     BBB       2,606,468
                           Series A, 5.4%, 1/1/06 ...............................       1,000,000     BBB         996,180
                           Series A, 5.4%, 1/1/06 ...............................       5,000,000     BBB       4,980,900
                           Series A, 5.1%, 1/1/08 (d) ...........................       6,735,000     AAA       6,807,334

NORTH CAROLINA          North Carolina Eastern Municipal Power Agency,
                         Series C, 7%, 1/1/07 ...................................       7,965,000     A         9,090,295
                        North Carolina Municipal Power Agency #1, Catawba
                         Electric Refunding Revenue:
                          7.25%, 1/1/07 .........................................       6,500,000     A         7,585,175
                          5.25%, 1/1/09 .........................................       8,500,000     A         8,515,895
                          5%, 1/1/18 (d) ........................................       7,805,000     AAA       7,454,165

PENNSYLVANIA            Philadelphia, PA, Hospital and Higher Education
                         Facilities Authority, Temple University Hospital,
                         Series A, 6.5%, 11/15/08 ...............................       2,800,000     A         3,034,164

   The accompanying notes are an integral part of the financial statements.

SCUDDER MANAGED MUNICIPAL BONDS
-------------------------------------------------------------------------------------------------------------------------

                                                                                                   Unaudited
                                                                                                   ---------
                                                                                       Principal     Credit      Market
                                                                                       Amount ($)   Rating (c)  Value ($)
-------------------------------------------------------------------------------------------------------------------------

RHODE ISLAND            Rhode Island Convention Center Authority, Refunding
                         Revenue, 1993 Series B, 5.25%, 5/15/15 (d) .............       2,250,000     AAA       2,255,310
                        Rhode Island Housing and Mortgage Finance Corp.,
                         Home Ownership Opportunity Bond, Series 2, 7.5%,
                         10/1/21 ................................................       1,540,000     AA        1,619,510

SOUTH CAROLINA          Piedmont Municipal Power Agency, SC, Electric
                         Revenue, 5.5%, 1/1/10 (d) ..............................       2,600,000     AAA       2,716,454

TENNESSEE               Knox County, TN, Health, Education and Housing
                         Facilities Board, Fort Sanders Alliance,
                         7.25%, 1/1/09 (d) ......................................       3,250,000     AAA       3,932,630

TEXAS                   Austin TX, Utility System Revenue Refunding,
                         Series A, Zero Coupon, 5/15/03 (d) .....................       2,890,000     AAA       2,035,629
                        Dallas-Fort Worth, TX, International Airport Revenue:
                         Series A, 7.8%, 11/1/07 (d) ............................       2,390,000     AAA       2,895,174
                         Series A, 7.375%, 11/1/09 (d) ..........................       4,500,000     AAA       5,304,420
                        Harris County, TX, Toll and Sub Lien, Series A,
                         Zero Coupon, 8/15/04 (d) ...............................       4,050,000     AAA       2,669,517
                        Houston, TX, Water Conveyance System Contract,
                         Certificate of Participation, Series J, 6.125%,
                         12/15/05 (d) ...........................................       2,500,000     AAA       2,753,550
                        Houston, TX, Water and Sewer System Authority:
                         Series C, Zero Coupon, 12/1/05 (d) .....................      15,000,000     AAA       9,236,550
                         Series C, Zero Coupon, 12/1/07 (d) .....................       3,400,000     AAA       1,852,218
                        Lower Colorado River Authority, TX, Revenue
                         Refunding, Zero Coupon, 1/1/03 (d) .....................       8,900,000     AAA       6,413,518
                        San Antonio, TX, Airport Systems Revenue
                         Refunding, 7%, 7/1/02 (d) ..............................       1,695,000     AAA       1,934,775
                        San Antonio, TX, Electric and Gas, Revenue
                         Refunding:
                          Series A, Zero Coupon, 2/1/05 (d) .....................       7,000,000     AAA       4,496,310
                          Series A, Zero Coupon, 2/1/05 (d) .....................       5,000,000     AAA       3,211,650

UTAH                    Intermountain Power Agency, UT:
                         Power Supply Revenue, Series C, 5.25%, 7/1/14 ..........       4,000,000     AA        3,990,600
                          Special Obligation, Crossover Refunded,
                          7.5%, 7/1/16 (d) (f) ...................................      3,000,000     AA        3,108,360
                         Salt Lake City, UT, Hospital Revenue, Intermountain
                          Health Care, Series 1992, Inversed Inflow, 5.66%,
                          2/15/12*** .............................................      1,500,000     AA        1,577,610
                         Utah Associated Municipal Power System, Hunter
                          Project, Refunding Revenue, Zero Coupon,
                          7/1/03 (d) .............................................      5,700,000     AAA       3,985,326

   The accompanying notes are an integral part of the financial statements.

                                                                                                     INVESTMENT PORTFOLIO
-------------------------------------------------------------------------------------------------------------------------

                                                                                                   Unaudited
                                                                                                   ---------
                                                                                       Principal     Credit      Market
                                                                                       Amount ($)   Rating (c)  Value ($)
-------------------------------------------------------------------------------------------------------------------------

VIRGINIA                Virginia Beach, VA, Development Authority, Virginia
                         Beach General Hospital Project, 5.125%,
                         2/15/18 (d) ............................................       3,000,000     AAA       2,962,680

WASHINGTON              Washington Health Care Facilities Authority:
                         Empire Health Services-Spokane, 5.8%, 11/1/08 (d) ......       3,865,000     AAA       4,162,682
                         Franciscan Health System # St. Joseph's/Tacoma:
                          5.4%, 1/1/07 (d) ......................................       2,000,000     AAA       2,061,960
                          5.4%, 1/1/08 (d) ......................................       2,645,000     AAA       2,744,478
                         Sisters of St. Joseph of Peace, 5.3%, 3/1/09 (d) .......       4,315,000     AAA       4,422,961
                        Washington Public Power Supply System:
                         Nuclear Project #1, Refunding Revenue:
                          6.875%, 7/1/17 ........................................       6,000,000     AA        6,557,220
                          Series A, 7.15%, 7/1/02 (d) ...........................       2,550,000     AAA       2,803,445
                          Series A, Zero Coupon, 7/1/07 (d) .....................       8,570,000     AAA       4,736,896
                          Series A, 7%, 7/1/11 ..................................       4,725,000     AA        5,181,671
                          Series B, 5.5%, 7/1/06 ................................       4,915,000     AA        5,049,229
                          Series B, 7.25%, 7/1/09 ...............................      11,350,000     AA       13,368,938
                         Nuclear Project #2, Refunding Revenue:
                          Series A, 7.25%, 7/1/06 ...............................       7,000,000     AA        8,165,780
                          Series A, 6%, 7/1/07 ..................................       7,000,000     AA        7,442,890
                          Series B, 5.5%, 7/1/06 ................................       4,000,000     AA        4,109,240
                          Series B, 7%, 7/1/12 ..................................      14,385,000     AA       15,775,310
                         Nuclear Project #3, Refunding Revenue:
                          Series A, Zero Coupon, 7/1/06 (d) .....................       1,380,000     AAA         815,373
                          Series B, Prerefunded, 7.25%, 1/1/00 (e) ..............       5,000,000     AAA       5,635,600
                          Series B, Zero Coupon, 7/1/02 (d) .....................      11,925,000     AAA       8,791,706
                          Series B, 7.375%, 7/1/04 ..............................         750,000     AA          836,295
                          Series B, Zero Coupon, 7/1/06 (d) .....................       5,555,000     AAA       3,282,172
                          Series B, 5.65%, 7/1/08 ...............................       3,000,000     AA        3,078,540
                          Series C, 5%, 7/1/06 ..................................      10,000,000     AA        9,871,500

WEST VIRGINIA           West Virginia, School Building Authority Revenue,
                         Series B, 6.75%, 7/1/10 (d) ............................       1,600,000     AAA       1,768,064

WISCONSIN               Green Bay, WI, Industrial Development Revenue,
                         Weyerhaeuser Company Project, Series A, 9%,
                         9/1/06 .................................................       1,700,000     NR        1,730,804
                        Wisconsin Health & Educational Facilities Authority:
                         Hospital Sisters Services Inc., Obligated Group:
                          5.25%, 6/1/10 (d) .....................................       3,250,000     AAA       3,223,903
                          5.375%, 6/1/13 (d) ....................................       1,500,000     AAA       1,499,085
                         Lutheran Hospital, Lacrosse, L. Benevolent,
                          5.6%, 2/15/09 (d) .....................................       2,000,000     AAA       2,057,420

   The accompanying notes are an integral part of the financial statements.

SCUDDER MANAGED MUNICIPAL BONDS
-------------------------------------------------------------------------------------------------------------------------

                                                                                                   Unaudited
                                                                                                   ---------
                                                                                       Principal     Credit      Market
                                                                                       Amount ($)   Rating (c)  Value ($)
-------------------------------------------------------------------------------------------------------------------------

WYOMING                 Wyoming Community Development Authority, Single
                         Family Mortgage, Series A, 5.85%, 6/1/13 .................     3,000,000     AA        3,043,200
                        TOTAL LONG-TERM MUNICIPAL INVESTMENTS                                                 -----------
                         (Cost $694,102,636) ......................................                           758,472,075
                                                                                                              -----------
-------------------------------------------------------------------------------------------------------------------------

                        TOTAL INVESTMENT PORTFOLIO - 100.0%
                         (Cost $705,605,799) (a) ..................................                           769,980,775
                                                                                                              ===========

           (a)  The cost for federal income tax purposes was $705,605,799. At December 31, 1995, net unrealized appreciation for all securities based on tax cost was $64,374,976. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of
                $64,661,106 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $286,130.

           (b)  At December 31, 1995 this security, in part, has been pledged to cover initial margin requirements for open futures contracts.

                AT DECEMBER 31, 1995, OPEN FUTURES CONTRACTS SOLD SHORT WERE AS FOLLOWS (NOTE A):
                                                                          Aggregate
                Futures                 Expiration      Contracts       Face Value ($)     Market Value ($)
                -------                 ----------      ---------       --------------     ----------------
                30 Year U.S.
                Treasury Bonds          Mar. 1996          100            12,003,688          12,146,875
                                                           ---            ----------          ----------
                Total net unrealized depreciation on open futures contracts sold short ..       (143,187)
                                                                                              ==========

            (c) All of the securities held have been determined to be of appropriate credit quality as required by the
                Fund's investment objectives. Credit ratings are either Standard & Poor's Ratings Group, Moody's
                Investors Service, Inc. or Fitch Investors Service, Inc. Unrated securities (NR) have been determined to be of comparable quality to rated eligible securities.

            (d) Bond is insured by one of these companies: AMBAC, Capital Guaranty, FGIC, FSA or MBIA.

            (e) Prerefunded: Bonds which are prerefunded are collateralized by U.S. Treasury securities which are held in escrow and are used to pay principal and interest on tax-exempt issue and to retire the bonds in full at the earliest refunding date.

            (f) Bonds which are crossover refunded are secured by an escrow of securities which is used to pay principal on the tax exempt issue and retire the bonds in full at the earliest refunding date, except in the case of default by the issuer or inadequacy in the escrow account.

              * Floating rate and monthly, weekly, or daily demand notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the Treasury bill rate. Variable rate demand notes are securities whose yields are periodically reset at levels that are generally comparable to tax-exempt commercial paper. These securities are payable on demand within seven calendar days and normally incorporate an irrevocable letter of credit or line of credit from a major bank. These notes are carried, for purposes of calculating average weighted maturity, at the longer of the period remaining until the next rate change or to the extent of the demand period.

   The accompanying notes are an integral part of the financial statements.

                                                            INVESTMENT PORTFOLIO
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------



             ** ETM: Bonds bearing the description ETM (escrowed to maturity)
                are collateralized by U.S. Treasury securities which are held in escrow by a trustee and used to pay principal and interest on bonds so designated.

            *** Inverse floating rate notes are instruments whose yields have an inverse relationship to benchmark interest rates. These securities are shown at their rates as of December 31, 1995.





   The accompanying notes are an integral part of the financial statements.

SCUDDER MANAGED MUNICIPAL BONDS
FINANCIAL STATEMENTS
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
                              STATEMENT OF ASSETS AND LIABILITIES
----------------------------------------------------------------------------------------------------

DECEMBER 31, 1995
-----------------------------------------------------------------------------------------------------

ASSETS
Investments, at market (identified cost $705,605,799)
        (Note A) ....................................................                    $769,980,775
Receivables:
        Interest ....................................................                      13,253,842
        Fund shares sold ............................................                          51,649
Other assets ........................................................                          10,129
                                                                                         ------------
                Total assets ........................................                     783,296,395

LIABILITIES
Payables:
        Investments purchased .......................................   $5,277,900
        Dividends ...................................................    1,634,356
        Fund shares redeemed ........................................      360,378
        Daily variation margin on open futures contracts
                (Note A) ............................................       34,375
        Accrued management fee (Note C) .............................      328,836
        Other accrued expenses (Note C) .............................      134,026
        Other payables ..............................................      590,000
                                                                        ----------
                Total liabilities ...................................                       8,359,871
                                                                                         ------------
Net assets, at market value .........................................                    $774,936,524
                                                                                         ============
NET ASSETS
Net assets consist of:
        Net unrealized appreciation (depreciation) on:
                Investments .........................................                      64,374,976
                Futures .............................................                        (143,187)
        Accumulated net realized loss ...............................                      (8,863,794)
        Shares of beneficial interest ...............................                         866,591
        Additional paid-in capital ..................................                     718,701,938
                                                                                         ------------
Net assets, at market value .........................................                    $774,936,524
                                                                                         ============
NET ASSET VALUE, offering and redemption price per share
        ($774,936,524 -:- 86,659,129 outstanding shares of
        beneficial interest, $.01 par value, unlimited number
        of shares authorized) .......................................                           $8.94
                                                                                                =====


   The accompanying notes are an integral part of the financial statements.

                                                                                FINANCIAL STATEMENTS
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
                                     STATEMENT OF OPERATIONS
----------------------------------------------------------------------------------------------------

YEAR ENDED DECEMBER 31, 1995
----------------------------------------------------------------------------------------------------

INVESTMENT INCOME
Interest ............................................................                   $ 46,656,634
Expenses:
Management fee (Note C) .............................................   $ 3,837,608
Services to shareholders (Note C) ...................................       465,327
Trustees' fees and expenses (Note C) ................................        43,060
Custodian and accounting fees (Note C) ..............................       211,999
Reports to shareholders .............................................        64,338
Legal ...............................................................         9,310
Auditing ............................................................        57,518
State registration ..................................................        21,861
Other ...............................................................        41,632        4,752,653
                                                                        -----------     ------------
Net investment income ...............................................                     41,903,981
                                                                                        ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENT TRANSACTIONS
Net realized gain (loss) from:
        Investments .................................................     1,359,887
        Futures .....................................................    (3,512,263)      (2,152,376)
                                                                        -----------
Net unrealized appreciation during the period on:
        Investments .................................................    78,646,685
        Futures .....................................................       320,249       78,966,934
                                                                        -----------     ------------
Net gain on investment transactions .................................                     76,814,558
                                                                                        ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ................                   $118,718,539
                                                                                        ============


   The accompanying notes are an integral part of the financial statements.

SCUDDER MANAGED MUNICIPAL BONDS
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
                             STATEMENTS OF CHANGES IN NET ASSETS
----------------------------------------------------------------------------------------------------

                                                                        YEARS ENDED DECEMBER 31,
                                                                        ------------------------
INCREASE (DECREASE) IN NET ASSETS                                            1995        1994
----------------------------------------------------------------------------------------------------

Operations:
Net investment income .............................................     $ 41,903,981    $ 43,762,308
Net realized loss from investment
        transactions ..............................................       (2,152,376)     (1,839,563)
Net unrealized appreciation (depreciation)
        on investment transactions
        during the period .........................................       78,966,934     (95,987,397)
                                                                        ------------    ------------
Net increase (decrease) in net assets
        resulting from operations .................................      118,718,539     (54,064,652)
                                                                        ------------    ------------
Distributions to shareholders:
From net investment income ($.48 and $.46 per
        share, respectively) ......................................      (41,903,981)    (43,762,308)
                                                                        ------------    ------------
In excess of net realized gains ($.02 per share) ..................               --      (1,966,549)
                                                                        ------------    ------------
Fund share transactions:
Proceeds from shares sold .........................................       66,806,552     131,369,207

Net asset value of shares issued to
        shareholders in reinvestment
        of distributions ..........................................       21,004,076      25,132,815
Cost of shares redeemed ...........................................      (98,237,351)   (258,254,784)
                                                                        ------------    ------------
Net decrease in net assets from
        Fund share transactions ...................................      (10,426,723)   (101,752,762)
                                                                        ------------    ------------
INCREASE (DECREASE) IN NET ASSETS .................................       66,387,835    (201,546,271)
Net assets at beginning of period .................................      708,548,689     910,094,960
                                                                        ------------    ------------
NET ASSETS AT END OF PERIOD .......................................     $774,936,524    $708,548,689
                                                                        ============    ============
OTHER INFORMATION
INCREASE (DECREASE) IN FUND SHARES
Shares outstanding at beginning of period .........................       87,839,034     100,151,558
                                                                        ------------    ------------
Shares sold .......................................................        7,853,077      15,825,513
Shares issued to shareholders in
        reinvestment of distributions .............................        2,444,465       2,768,673
Shares redeemed ...................................................      (11,477,447)    (30,906,710)
                                                                        ------------    ------------
Net decrease in Fund shares .......................................       (1,179,905)    (12,312,524)
                                                                        ------------    ------------

Shares outstanding at end of period ...............................       86,659,129      87,839,034
                                                                        ============    ============


   The accompanying notes are an integral part of the financial statements.

                                                                                                 FINANCIAL HIGHLIGHTS
---------------------------------------------------------------------------------------------------------------------
THE FOLLOWING TABLE INCLUDES SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH
PERIOD AND OTHER PERFORMANCE INFORMATION DERIVED FROM THE FINANCIAL STATEMENTS.

                                                                YEARS ENDED DECEMBER 31,
                                        -----------------------------------------------------------------------------
                                        1995    1994    1993    1992    1991    1990    1989    1988    1987    1986
                                        -----------------------------------------------------------------------------
Net asset value,
 beginning of
  period ..........................     $8.07   $9.09   $8.72   $8.80   $8.45   $8.54   $8.60   $8.24   $8.93   $8.40
                                        -----   -----   -----   -----   -----   -----   -----   -----   -----   -----
Income from
 investment
 operations:
 Net investment
  income ..........................       .48     .46     .47     .51     .53     .55     .59     .60     .61     .61

 Net realized
  and unrealized
  gain (loss) on
  investment
  transactions ....................       .87   (1.00)    .66     .25     .47      --     .33     .38    (.58)    .77
                                        -----   -----   -----   -----   -----   -----   -----   -----   -----   -----
Total from
 investment
 operations .......................      1.35    (.54)   1.13     .76    1.00     .55     .92     .98     .03    1.38
                                        -----   -----   -----   -----   -----   -----   -----   -----   -----   -----
Less distributions:
 From net
  investment
  income ..........................      (.48)   (.46)   (.47)   (.51)   (.53)   (.55)   (.59)   (.60)   (.61)   (.61)
 From net realized
  gains on
  investment
  transactions ....................        --      --    (.29)   (.33)   (.12)   (.09)   (.39)   (.02)   (.11)   (.24)
 In excess of net
  realized gains ..................        --    (.02)     --      --      --      --      --      --      --      --
                                        -----   -----   -----   -----   -----   -----   -----   -----   -----   -----
 Total distributions ..............      (.48)   (.48)   (.76)   (.84)   (.65)   (.64)   (.98)   (.62)   (.72)   (.85)
                                        -----   -----   -----   -----   -----   -----   -----   -----   -----   -----
Net asset value,
 end of period ....................     $8.94   $8.07   $9.09   $8.72   $8.80   $8.45   $8.54   $8.60   $8.24   $8.93
                                        =====   =====   =====   =====   =====   =====   =====   =====   =====   =====
TOTAL RETURN (%) ..................     17.12   (6.04)  13.32    8.98   12.23    6.77   11.19   12.27     .34   16.84
RATIOS AND
SUPPLEMENTAL DATA
Net assets, end of
 period ($ millions) ..............       775     709     910     830     796     719     691     635     592     663
Ratio of operating
 expenses to average
 daily net assets (%) .............       .63     .63     .63     .63     .64     .61     .62     .61     .63     .58
Ratio of net investment
 income to average
 daily net assets (%) .............      5.59    5.41    5.21    5.76    6.16    6.61    6.78    7.13    7.20    6.88
Portfolio turnover
 rate (%) .........................      17.8    33.7    52.8    59.6    32.4    72.1    89.8    75.5    73.5    78.0

SCUDDER MANAGED MUNICIPAL BONDS
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

A.  SIGNIFICANT ACCOUNTING POLICIES
--------------------------------------------------------------------------------

Scudder Managed Municipal Bonds (the "Fund") is organized as a diversified series of Scudder Municipal Trust, a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The policies described below are followed consistently by the Fund in the preparation of its financial statements in conformity with generally accepted accounting principles.

SECURITY VALUATION. Portfolio debt securities with remaining maturities greater than sixty days are valued by pricing agents approved by the officers of the Fund, which quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Short-term investments having a maturity of sixty days or less are valued at amortized cost. All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

FUTURES CONTRACTS. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of an item at a specified price on a specific date (settlement date). During the period the Fund sold interest rate futures to hedge against declines in the value of portfolio securities.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

                                                   NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Certain risks may arise upon entering into futures contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with changes in the value of the securities hedged. When utilizing futures contracts to hedge the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

AMORTIZATION AND ACCRETION. All premiums and original issue discounts are amortized/accreted for both tax and financial reporting purposes.

FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code which are applicable to regulated investment companies and to distribute all of its taxable and tax#exempt income to its shareholders. The Fund accordingly paid no federal income taxes and no provision for federal income taxes was required.

At December 31, 1995, the Fund had a net tax basis capital loss carryforward of approximately $3,833,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until December 31, 2002, the expiration date.

DISTRIBUTION OF INCOME AND GAINS. All of the net investment income of the Fund is declared as a dividend to shareholders of record as of the close of business each day and is paid to shareholders monthly. During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders. An additional distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax. Distributions of net realized capital gains to shareholders are recorded on the ex-dividend date.

SCUDDER MANAGED MUNICIPAL BONDS
--------------------------------------------------------------------------------

The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations which may differ from generally accepted accounting principles. These differences relate primarily to investments in futures contracts. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The Fund uses the specific identification method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

OTHER. Investment transactions are accounted for on a trade date basis. Interest income is accrued pro rata to the earlier of call or maturity.

B.  PURCHASES AND SALES OF SECURITIES
--------------------------------------------------------------------------------

During the year ended December 31, 1995, purchases and sales of municipal securities (excluding short-term investments) aggregated $127,457,249 and $148,990,565, respectively.

The aggregate face value of futures contracts opened and closed during the year ended December 31, 1995 was $45,200,838 and $55,385,275, respectively.

C.  RELATED PARTIES
--------------------------------------------------------------------------------

Under the Investment Management Agreement (the "Agreement") with Scudder, Stevens & Clark, Inc. (the "Adviser"), the Adviser directs the investments of the Fund in accordance with its investment objectives, policies, and restrictions. The Adviser determines the securities, instruments, and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Agreement. The management fee payable under the Agreement is equal to an annual rate of 0.55% on the first $200,000,000 of average daily net assets, 0.50% on the next $500,000,000 of such net assets and 0.475% on such net assets in excess of $700,000,000, computed and accrued daily and payable monthly. The Agreement also provides that if the Fund's expenses, exclusive of taxes, interest, and extraordinary expenses, exceed specified limits, such excess, up to the amount of the management fee, will be paid by the Adviser. For the year ended December 31, 1995,

                                                   NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

the fee pursuant to the agreement amounted to $3,837,608, which was equivalent to an annualized effective rate of .51% of the Fund's average daily net assets.

Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend paying and shareholder service agent for the Fund.
During the year ended December 31, 1995, the amount charged to the Fund by SSC aggregated $345,994, of which $27,764 is unpaid at December 31, 1995.

Effective February 9, 1995, Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, assumed responsibility for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the year ended December 31, 1995, the amount charged to the Fund by SFAC aggregated $89,034, of which $8,360 is unpaid at December 31, 1995.

The Fund pays each Trustee not affiliated with the Adviser $4,000 annually plus specified amounts for attended board and committee meetings. During the year ended December 31, 1995, Trustees' fees and expenses aggregated $43,060.

SCUDDER MANAGED MUNICIPAL BONDS
REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

TO THE TRUSTEES OF SCUDDER MUNICIPAL TRUST AND TO THE SHAREHOLDERS OF SCUDDER MANAGED MUNICIPAL BONDS:

We have audited the accompanying statement of assets and liabilities of Scudder Managed Municipal Bonds including the investment portfolio, as of December
31, 1995, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the ten years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Scudder Managed Municipal Bonds as of December 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the ten years in the period then ended in conformity with generally accepted accounting principles.

Boston, Massachusetts                                   COOPERS & LYBRAND L.L.P.

February 8, 1996

TAX INFORMATION

By now shareholders to whom year-end tax reporting is required by the IRS should have received their Form 1099-DIV and tax information letter from the Fund. For corporate shareholders no amount of the dividends paid by the Fund qualified for the dividends received deduction.

Of the dividends paid from net investment income for the year ended December 31, 1995, 100% are tax exempt for purposes of the federal alternative minimum tax, if applicable. Pursuant to section 852 of the Internal Revenue Code, the Fund designates $41,903,981 as exempt-interest dividends for the year ended December 31, 1995.

Please consult a tax adviser if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your Scudder Fund account, please call a Scudder Investor Relations Representative at 1-800-225-5163.


OFFICERS AND TRUSTEES

David S. Lee*
    President and Trustee

Daniel Pierce*
    Vice President and Trustee

Henry P. Becton, Jr.
    Trustee; President and General Manager, WGBH Educational Foundation

Dawn-Marie Driscoll
    Trustee; Attorney and Corporate Director

Peter B. Freeman
    Trustee; Corporate Director and Trustee

Dudley H. Ladd*
    Trustee

George M. Lovejoy, Jr.
    Trustee; President and Director, Fifty Associates

Wesley W. Marple, Jr.
    Trustee; Professor of Business Administration, Northeastern University College of Business Administration

Juris Padegs*
    Trustee

Donald C. Carleton*
    Vice President

Philip G. Condon*
    Vice President

Jerard K. Hartman*
    Vice President

Thomas W. Joseph*
    Vice President

Thomas F. McDonough*
    Vice President and Secretary

Pamela A. McGrath*
    Vice President and Treasurer

Edward J. O'Connell*
    Vice President and Assistant Treasurer

Coleen Downs Dinneen*
    Assistant Secretary

* Scudder, Stevens & Clark, Inc.

INVESTMENT PRODUCTS AND SERVICES


 The Scudder Family of Funds
 -----------------------------------------------------------------------------------------------------------------

                   Money Market                                        Income
                     Scudder Cash Investment Trust                       Scudder Emerging Markets Income Fund
                     Scudder U.S. Treasury Money Fund                    Scudder Global Bond Fund
                   Tax Free Money Market+                                Scudder GNMA Fund
                     Scudder Tax Free Money Fund                         Scudder Income Fund
                     Scudder California Tax Free Money Fund*             Scudder International Bond Fund
                     Scudder New York Tax Free Money Fund*               Scudder Short Term Bond Fund
                   Tax Free+                                             Scudder Zero Coupon 2000 Fund
                     Scudder California Tax Free Fund*                 Growth
                     Scudder High Yield Tax Free Fund                    Scudder Capital Growth Fund
                     Scudder Limited Term Tax Free Fund                  Scudder Development Fund
                     Scudder Managed Municipal Bonds                     Scudder Global Fund
                     Scudder Massachusetts Limited Term Tax Free Fund*   Scudder Global Small Company Fund
                     Scudder Massachusetts Tax Free Fund*                Scudder Gold Fund
                     Scudder Medium Term Tax Free Fund                   Scudder Greater Europe Growth Fund
                     Scudder New York Tax Free Fund*                     Scudder International Fund
                     Scudder Ohio Tax Free Fund*                         Scudder Latin America Fund
                     Scudder Pennsylvania Tax Free Fund*                 Scudder Pacific Opportunities Fund
                   Growth and Income                                     Scudder Quality Growth Fund
                     Scudder Balanced Fund                               Scudder Small Company Value Fund
                     Scudder Growth and Income Fund                      Scudder Value Fund
                                                                         The Japan Fund

 Retirement Plans and Tax-Advantaged Investments
 -----------------------------------------------------------------------------------------------------------------

                   IRAs                                                403(b) Plans
                   Keogh Plans                                         SEP-IRAs
                   Scudder Horizon Plan+++* (a variable annuity)       Profit Sharing and Money Purchase
                   401(k) Plans                                            Pension Plans

 Closed-End Funds#
 -----------------------------------------------------------------------------------------------------------------

                   The Argentina Fund, Inc.                            The Latin America Dollar Income Fund, Inc.
                   The Brazil Fund, Inc.                               Montgomery Street Income Securities, Inc.
                   The First Iberian Fund, Inc.                        Scudder New Asia Fund, Inc.
                   The Korea Fund, Inc.                                Scudder New Europe Fund, Inc.
                                                                       Scudder World Income
                                                                           Opportunities Fund, Inc.

 Institutional Cash Management
 -----------------------------------------------------------------------------------------------------------------

                   Scudder Institutional Fund, Inc.                    Scudder Treasurers Trust(TM)++
                   Scudder Fund, Inc.

 -----------------------------------------------------------------------------------------------------------------

    For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money. +A portion of the income from the tax-free funds may be subject to federal, state, and local taxes. *Not available in all states. +++A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder's insurance agencies, 1-800-225-2470. #These funds, advised by Scudder, Stevens & Clark, Inc. are traded on various stock exchanges. ++For information on Scudder Treasurers Trust,(TM) an institutional cash management service that utilizes certain portfolios of Scudder Fund, Inc. ($100,000 minimum), call 1-800-541-7703.

HOW TO CONTACT SCUDDER


 Account Service and Information
 -------------------------------------------------------------------------------------------------------------
                                         For existing account service and transactions
                                         SCUDDER INVESTOR RELATIONS
                                         1-800-225-5163

                                         For personalized information about your
                                         Scudder accounts; exchanges and
                                         redemptions; or information on any
                                         Scudder fund
                                         SCUDDER AUTOMATED INFORMATION LINE (SAIL)
                                         1-800-343-2890
 Investment Information
 -------------------------------------------------------------------------------------------------------------
                                         To receive information about the
                                         Scudder funds, for additional
                                         applications and prospectuses, or for
                                         investment questions
                                         SCUDDER INVESTOR RELATIONS
                                         1-800-225-2470

                                         For establishing 401(k) and 403(b) plans
                                         SCUDDER DEFINED CONTRIBUTION SERVICES
                                         1-800-323-6105
 Please address all correspondence to
 -------------------------------------------------------------------------------------------------------------
                                         THE SCUDDER FUNDS
                                         P.O. BOX 2291
                                         BOSTON, MASSACHUSETTS
                                         02107-2291
 Or stop by a Scudder Funds Center
 -------------------------------------------------------------------------------------------------------------
                                         Many  shareholders  enjoy the  personal,  one-on-one  service of the
                                         Scudder  Funds  Centers.  Check for a Funds Center near you--they can be found in the following cities:
                                         Boca Raton                              New York
                                         Boston                                  Portland, OR
                                         Chicago                                 San Diego
                                         Cincinnati                              San Francisco
                                         Los Angeles                             Scottsdale
 -------------------------------------------------------------------------------------------------------------

                                         For information on Scudder              For information on Scudder
                                         Treasurers Trust,(TM) an institutional  Institutional Funds,* funds
                                         cash management service for             designed to meet the broad
                                         corporations, non-profit                investment management and
                                         organizations and trusts that uses      service needs of banks and
                                         certain portfolios of Scudder Fund,     other institutions, call
                                         Inc.* ($100,000 minimum), call          1-800-854-8525.
                                         1-800-541-7703.
 -------------------------------------------------------------------------------------------------------------


    Scudder Investor Relations and Scudder Funds Centers are services provided through Scudder Investor Services, Inc., Distributor.

 * Contact Scudder Investor Services, Inc., Distributor, to receive a prospectus with more complete information, including management fees and expenses. Please read it carefully before you invest or send money.

Celebrating Over 75 Years of Serving Investors


     Established in 1919 by Theodore Scudder, Sidney Stevens, and F. Haven Clark, Scudder, Stevens & Clark was the first independent investment counsel firm in the United States. Since its birth, Scudder's pioneering spirit and commitment to professional long-term investment management have helped shape the investment industry. In 1928, we introduced the nation's first no-load mutual fund. Today we offer 37 pure no load(TM) funds, including the first international mutual fund offered to U.S. investors.


     Over the years, Scudder's global investment perspective and dedication to research and fundamental investment disciplines have helped us become one of the largest and most respected investment managers in the world. Though times have changed since our beginnings, we remain committed to our long-standing principles: managing money with integrity and distinction; keeping the interests of our clients first; providing access to investments and markets that may not be easily available to individuals; and making investing as simple and convenient as possible through friendly, comprehensive service.